SECURITY AGREEMENT

This agreement ("Agreement") is entered into this 15th day of September, 2004, by and between [redacted]., a California corporation, herein called "Secured Party," and **A.C. LAROCCO PIZZA COMPANY**, a Washington corporation, herein called "Debtor,", with reference to the following facts:

RECITALS

A. Secured Party has sold certain goods to Debtor, the unpaid obligation of which totals Two Hundred Ninety Four Thousand Three Hundred Forty Eight Dollars and Sixty Four Cents ($294,348.64)as of September 15, 2004 (the "Unpaid Receivable").

B. Debtor further desires that Secured Party extend financial accommodations to Debtor for the purchase of additional goods from Secured Party, and to repay said indebtedness in accordance with, and subject to, all of the terms and conditions set forth in this Agreement.

C. As a material inducement for Secured Party to give the extensions of credit and to grant Debtor the financial accommodations described above, Debtor desires to enter into this Security Agreement, to faithfully perform each and all of the obligations of Debtor set forth herein, and to grant to Secured Party a continuing security interest in Debtor's property as described hereinbelow.

NOW THEREFOR, in consideration of the foregoing, the covenants and agreements contained herein, and financial accommodations given by Secured Party to Debtor, the parties agree as follows:

INCORPORATION OF RECITALS

1. The Recitals set forth above are hereby incorporated into this Agreement and made a part hereof.

GRANT OF SECURITY INTEREST

2.1. Debtor grants to the Secured Party a security interest in the property described below to secure Debtor's obligations under this Security Agreement, which include: (1) the Unpaid Receivable; (2) any and all future advances and extensions of credit by the Secured Party to the Debtor for the purchase of its goods, to be evidenced by the Secured Party's invoices for those goods; (3) all expenditures by the Secured Party for taxes, insurance, and repairs to and maintenance of the property

described hereinbelow as may be incurred by the Secured Party in the collection of the Unpaid Receivable and other indebtedness of the Debtor; and (4) all liabilities of the Debtor to the Secured Party now existing or incurred in the future, matured or unmatured, direct or contingent, and any renewals, extensions, and substitutions of those liabilities. That property, called the Collateral, consists of a continuing security interest in any and all personal property of Debtor, now owned or later acquired and wherever located, including without limitation, the following:

(A) All business equipment and fixtures, furniture, furnishings, and all attachments, controls and accessories incident thereto now or at any time hereafter (and prior to the termination of this agreement) owned or acquired by Debtor, together with all improvements, replacements, accessions, and additions to them, wherever they may be located.

(B) Accounts, deposit accounts, accounts receivable, chattel paper, letters of credit, notes, instruments, documents, warehouse receipts, bills of lading, contract rights and general intangibles, including, but not limited to, tax refunds, insurance proceeds, and all present and future choses in action or things in action and other rights to payment, (collectively, "rights to payment"), together with all renewals, and including all securities, guaranties, warranties, indemnity agreements, insurance policies, and other agreements pertaining to such rights to payment.

(C) All patents, recipes, formulas, methods of manufacturing, trademarks, trade names and fictitious business names belonging to Debtor;

(D) All inventory now owned or later acquired by Debtor, wherever located.

(E) All proceeds and products of the foregoing, and all monies or any other tangible or intangible property received upon the sale or involuntary disposition of the foregoing;

(F) all present and future books and records pertaining to the foregoing and the equipment, computers, electronic media and applicable access software containing such books and records.

2.2 <u>Definitions</u>.

(A) "<u>Accounts</u>". As used herein "Accounts" means a right to payment for goods sold or leased, or services rendered, by Debtor.

(B) "Equipment". "Equipment" means all equipment (including motor vehicles) in which Debtor has or later acquires a right, and all documents of title covering all or part of that equipment.

(C) "Inventory". "Inventory" means all raw materials, work in process, finished goods, and goods held for sale or lease or furnished under contracts of service in which Debtor has or later acquires a right (held by Debtor or by others).

(D) "Receivables". "Receivables" means accounts, instruments, documents, chattel paper, and general intangibles (including but not limited to the accounts subject to this security agreement) in which Debtor has or later acquires rights, including repossessions and returns, except obligations subject to the disclosure requirements of the Consumer Credit Protection Act.

2.4 Term of Grant. Secured Party is hereby granted a security interest in the Collateral as security for the performance by Debtor of all Debtor's obligations arising under this Agreement and retains such interest until Debtor has performed all its obligations under this Agreement.

FINANCING STATEMENTS

3. Concurrently herewith the parties shall execute, on forms approved by the California Secretary of State and Washington Secretary of State, such Financing Statements as the Uniform Commercial Codes of California and Washington may require to be filed to perfect the security interest in the Collateral under this Agreement.

DEBTOR'S COVENANTS

4. Debtor promises:

(A) To pay, or to cause its accountant or other authorized agent to pay, the obligations to Secured Party on all future indebtedness within forty-five (45) days of the date of each invoice submitted to Debtor by Secured Party;

(B) To pay, or to cause its accountant or other authorized agent to pay, all obligations amounts of the Unpaid Receivable by not later than ~~November~~ March 15, 2005 (6) JM.

JM (C) To keep, or to cause its accountant or other authorized agent to keep, full and accurate books of account, records and other pertinent data in accordance with sound and generally accepted principles of accounting, showing all of the Accounts, and the accounts receivable of Debtor and the revenues received

by Debtor, including cumulative and all other daily records of revenues and payables, and to prepare and furnish to Secured Party, or to cause its accountant or other authorized agent to prepare and furnish to Secured Party, within ten (10) days after the end of each calendar month, a written certified statement of all revenues and receivables of Debtor and a list of all Accounts for said month, signed by an authorized representative of Debtor.

(D) To pay, upon demand, all expenses, including attorneys' fees, incurred by Secured Party in the perfection, preservation, realization, enforcement, and exercise of its rights under this agreement.

(E) To indemnify Secured Party against loss of any kind, including reasonable attorneys' fees, caused to Secured Party by reason of its interest in the Collateral.

(F) Not to dispose of any of the Collateral without first obtaining the express written authorization of Secured Party, except as to Inventory held for sale.

POWER OF ATTORNEY

5. In furtherance of this Agreement, Debtor hereby appoints Secured Party, or any other person whom Secured Party may designate, as Debtor's attorney in fact, with the following powers:

(A) To perform any of Debtor's obligations under the Agreement in Debtor's name or otherwise.

(B) To give notice of Debtor's right to payment, to enforce that right, and to make extension agreements with respect to it.

(C) To release persons liable on rights to payment, to compromise disputes with those persons, and to surrender security, all as Secured Party determines in its sole discretion when acting in good faith based on information known to it when it acts.

(D) To prepare and file financing statements, continuation statements, statements of assignment, termination statements, and the like, as necessary to perfect, protect, preserve, or release Secured Party's interest in the Collateral.

(E) To endorse Debtor's name on instruments, documents, or other forms of payment or security that come into Secured Party's possession.

(F) To take cash in payment of obligations.

(G) To verify information concerning rights to payment by inquiry in its own name or in a fictitious name.

(H) To prepare, execute, and deliver insurance forms; to adjust insurance claims; to receive payment under insurance claims; and to apply such payment to reduce Debtor's obligation.

DEBTOR'S WARRANTIES AND REPRESENTATIONS

6. Debtor covenants, warrants, and represents as follows:

(A) Debtor is a corporation, duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and has all necessary authority to conduct its business wherever it is conducted.

(B) Debtor has been authorized to execute and deliver this security agreement. The security agreement is a valid and binding obligation of Debtor. The agreement creates a perfected, first priority security interest enforceable against the Collateral in which Debtor now has rights, and will create a perfected, first priority security interest enforceable against the Collateral in which Debtor later acquires rights, when Debtor acquires those rights.

(C) Neither the execution and delivery of this security agreement, nor the taking of any action in compliance with it, will (1) violate or breach any law, regulation, rule, order, or judicial action binding on Debtor, any agreement to which Debtor is a party, Debtor's articles of incorporation or bylaws; or (2) result in the creation of a lien against the Collateral except that created by this security agreement.

(D) No default or potential default exists in any of Debtor's obligations.

(E) A schedule attached to and made a part of this security agreement states, without exceptions:

(1) The location of Debtor's chief executive office.
(2) Debtor's mailing address.
(3) The location of inventory Collateral.
(4) The location of records relating to receivables.
(5) All the names under which Debtor has conducted its business.
(6) All liens and adverse claims to which the Collateral is subject.
(7) All financing statements except those naming Secured Party in which Debtor is the debtor.

(8) Any of the Collateral that consists of fixtures, including the location, legal description, and name of the owner of the real property to which it is affixed. Debtor will notify Secured Party in writing before any change occurs in any of the above.

(F) Debtor owns and has possession of the Collateral, subject only to those liens and adverse claims identified in the schedule referred to in paragraph 6(E).

TERMINATION

7. This agreement will terminate when (a) Debtor completes performance of all obligations to Secured Party, including without limitation, the repayment of all indebtedness by Debtor to Secured Party for the Unpaid Receivable and the invoices; (b) Secured Party has no commitment that could give rise to an obligation; and (c) Debtor has notified Secured Party in writing of the termination.

DEFAULT

8. Debtor will be in default under this agreement if:

(A) Debtor fails to pay fully repay the Unpaid Receivable by November 15, 2004, the invoices when due, any indebtedness provided in this Agreement upon demand, or its entire indebtedness to Secured Party when due, at stated maturity, on accelerated maturity, or otherwise.

(B) Debtor fails to make any remittances required by this agreement.

(C) Debtor commits any breach of this agreement, or any present or future rider or supplement to this agreement, or any other agreement between Debtor and Secured Party evidencing the obligation or securing it.

(D) Any warranty, representation, or statement, made by or on behalf of Debtor in or with respect to the agreement, is false.

(E) The Collateral, or any portion thereof which Secured Party in its sole discretion determines to be material, is lost, stolen, or damaged.

(F) There is a seizure or attachment of, or a levy on, the Collateral.

(G) Debtor ceases operations, is dissolved, terminates its existence, does or fails to do anything that allows obligations to become due before their stated maturity, or becomes insolvent

or unable to meet its debts as they mature, or in the event of business failure, appointment of a receiver for any part of the Collateral, assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency law by or against the Debtor or any guarantor or surety for the Debtor.

(H) Secured Party for any reason deems itself insecure.

REMEDIES

9. When an event of default occurs:

(A) Secured creditor may:

(1) Declare the obligations immediately due and payable-without demand, presentment, protest, or notice to Debtor, all of which Debtor expressly waives.
(2) Exercise all rights and remedies available to a secured creditor after default, including but not limited to the rights and remedies of secured creditors under the California Uniform Commercial Code.
(3) Perform any of Debtor's obligations under this agreement for Debtor's account. Any money expended or obligations incurred in doing so, including reasonable attorneys' fees and interest at the highest rate permitted by law, will be charged to Debtor and added to the obligation secured by this agreement.

(B) Secured creditor's notice of the time and place of public sale of the Collateral, or the time on or after which a private sale or other disposition of the Collateral will be made, is reasonable if sent to Debtor in the manner for giving notice at least five days before the public or private sale.

(C) Debtor must:

(1) Assemble the Collateral and make it and all records relating to it available to Secured Party as Secured Party directs.
(2) Allow Secured Party, its representatives, and its agents to enter the premises where all or any part of the Collateral, the records, or both may be, and remove any or all of it.

NO IMPLIED WAIVER

10. Neither the acceptance of any particular or delinquent payment by Secured Party nor Secured Party's failure to exercise any of its rights or remedies on default of Debtor shall be a waiver of the default, a modification of this Agreement or of Debtor's obligations under this Agreement, or a waiver of any subsequent default by Debtor.

ATTORNEY FEES

11. Should litigation or other proceeding be commenced between the parties hereto concerning the Unpaid Receivable, the invoices, any indebtedness of Debtor to Secured Party, the Collateral, this Agreement, or the rights and duties of either in relation thereto, the party, Debtor or Secured Party, prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum for its attorneys' fees in such litigation, which shall be determined by the court in such litigation or in a separate action brought for that purpose.

ENFORCEMENT EXPENSES

12. Debtor further agrees to reimburse Secured Party immediately upon demand for all costs and expenses, including reasonable attorneys' fees, incurred in the enforcement of this Agreement or the collection of the indebtedness, whether or not suit is filed.

NOTICES

13. Except as otherwise expressly provided in this Agreement or by law, any and all notices or other communications required or permitted by this Agreement or by law to be served on, given to, or delivered to either party hereto, Debtor or Secured Party, by the other party to this Agreement shall be in writing and shall be deemed duly served, given, delivered, and received when personally delivered to the party to whom it is directed, or in lieu of such personal delivery, by facsimile, telegram, express mail, air express carrier or certified mail, return receipt requested. Notices shall be addressed and delivered to the addressees as follows:

IF TO Secured Party: [redacted]

IF TO Debtor:

A.C. LaRocco Pizza Company
Attn: Clarence R. Scott, C.E.O.
North Pines Center
1014 North Pines Road, Suite 202
Spokane, WA 99206-6707
Fax: (509) 922-3085

Notices delivered or sent in accordance herewith, shall be deemed given on the date of delivery if personally delivered; upon receipt if sent by facsimile, telegram, express mail or air express carrier; three (3) business days after mailing, if mailed by certified mail, return receipt requested. Any notice not delivered or sent in accordance herewith, shall be deemed given only upon actual receipt. Any party may change his or its address for notices, by giving written notice to the other parties in accordance herewith.

TIME OF ESSENCE

14. Time is hereby expressly declared to be of the essence of this Agreement.

BINDING ON HEIRS AND ASSIGNS

15. This Agreement and each of its provisions shall be binding on the heirs, executors, administrators, successors, and assigns of each of the parties hereto. Nothing contained in this paragraph, however, shall be deemed a consent to the sale, assignment, or transfer of the Collateral or of Debtor's obligations under this Agreement.

APPLICABLE LAW AND VENUE

16. This Security Agreement shall be interpreted, governed by and enforced in accordance with the laws of the State of California. In any action arising out of this Agreement, the parties consent to the jurisdiction of any competent federal or state court within the county of Los Angeles, California and consents to service of persons by any means authorized by California or federal law unless otherwise agreed in writing. Notwithstanding the foregoing, nothing contained herein shall prevent Secured Party from enforcing its rights and interests by bringing any action arising out of this Agreement, if action is required, within the jurisdiction of any competent federal or state court within the state of Washington, if Secured Party so elects.

SOLE AND ONLY AGREEMENT

17. This instrument constitutes the sole and only agreement between the parties respecting the matters set forth within it and correctly sets forth the rights, duties, and obligations of each to the other with respect thereof, as of its date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are no longer of any force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

SECURED PARTY:
[redacted]
a California corporation

By: Irwin Miller - Pres.
Irwin Miller, President

DEBTOR:
A.C. LAROCCO PIZZA COMPANY
a Washington corporation

By: Clarence R. Scott
Clarence R. Scott, C.E.O.